SETTLEMENT AGREEMENT

This Settlement Agreement (the "Settlement Agreement") is made by and between Key Pharmaceuticals, Inc. ("Key"), on the one hand, and Hercon Laboratories Corp. ("Hercon"), Transderm Laboratories Corporation ("Transderm"), and Health-Chem Corporation ("Health-Chem") (collectively, the "Hercon Parties"), on the other hand, and shall be deemed effective as of the date of signature of the last party or party representative to sign this Settlement Agreement (the "Effective Date").

WHEREAS, Key is the owner of all right, title, and interest in and to United States Patent No. 5,186,938 (the "'938 Patent"), which was issued February 16, 1993, and is scheduled to expire February 16, 2010 ("Patent Expiration Date"); and

WHEREAS, Andrew Levinson ("Levinson") and Manfred Mayerfeld ("Mayerfeld") are two of three members of the Board of Directors of Health-Chem, Transderm, and Hercon, comprise the Executive Committee of each of the Hercon Parties and are authorized to act on behalf of the Hercon Parties; and

WHEREAS, Key and Hercon entered into a License Agreement dated March 13, 2000 (the "License Agreement") pursuant to which Key granted Hercon a non-exclusive license under the '938 Patent to manufacture, use, import, and sell drug-in-adhesive transdermal nitroglycerin patch products (the "Hercon Product"); and

WHEREAS, Hercon agreed to pay royalties to Key based on the units of Hercon Product sold and to provide an accounting to Key each quarter pursuant to the License Agreement; and

WHEREAS, on or about April 26, 2007, Key filed a complaint in the United States District Court for the District of New Jersey (the "Court") captioned *Key Pharmaceuticals, Inc. v. Hercon Laboratories, Corp.*, Civil Action No. 2:07-cv-02003-SRC-CCC (the "Action"), alleging, *inter alia*, that Hercon had failed to pay any royalties to Key and failed to provide any accountings to Key as required under the License Agreement; and

WHEREAS, Levinson and Mayerfeld were not defendants in or parties to the Action;

WHEREAS, on June 6, 2007, the Court entered a Final Judgment on Consent (the "Consent Judgment") in favor of Key and against Hercon in the amount of $8,000,000.00, whereby, *inter alia*, Hercon was granted a limited right to operate under the License Agreement until August 16, 2007; and

WHEREAS, since the date of the Consent Judgment, Hercon has made payments to Key, resulting in $1,150,000.00 in credits against Hercon's obligations under the Consent Judgment; and

WHEREAS, on January 25, 2008, Hercon filed a Motion to Vacate Consent Judgment ("Motion to Vacate") and an Order to Show Cause Seeking Temporary Restraints ("Order to Show Cause"), alleging, *inter alia*, that the Consent Judgment should be vacated on the grounds that it was not properly authorized by Hercon; and

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WHEREAS, by letter agreement dated February 12, 2008, Hercon acknowledged that the Consent Judgment is legally valid and binding upon Hercon and waived all defenses to the Consent Judgment; and

WHEREAS, pursuant to a Stipulation of Withdrawal of Motions entered by the Court on February 13, 2008, Hercon withdrew with prejudice the Motion to Vacate and Order to Show Cause; and

WHEREAS, Hercon represents and warrants that it does not have sufficient funds to pay its remaining obligations under the Consent Judgment; and

WHEREAS, Hercon has offered to Key for Key, through its agents and designees, to conduct a full inspection and examination of the books and records of the Hercon Parties in advance of the execution of this Settlement Agreement, including as provided for under the terms of the License Agreement; and

WHEREAS, Key has considered another offer or other offers to purchase the Consent Judgment and has elected to proceed with this Settlement Agreement by accepting the offer of the Hercon Parties as memorialized herein; and

WHEREAS, Key and Hercon wish to continue to operate pursuant to the terms and conditions of the License Agreement, as amended herein, without incurring further costs of litigation.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Key, Hercon, Transderm, and Health-Chem (collectively, the "Parties," and each individually, a "Party") agree as follows:

1. **Payment.** Hercon shall pay Key the total amount of $1,425,000.00 as follows: (a) $1,000,000.00 simultaneously with the execution of this Settlement Agreement (the "First Payment"); and (b) $425,000.00 in 7 equal installment payments of $60,714.29, the first installment to be due on or before July 21, 2008, and the remaining installments to be due, respectively, on or before October 21, 2008, January 21, 2009, April 21, 2009, July 21, 2009, October 21, 2009, and December 21, 2009. The payment of the sum of $1,000,000.00 represents $650,000.00 towards the purchase of the Consent Judgment and $350,000.00 towards royalties due for the period October 1, 2007 through execution of this Settlement Agreement As set forth in paragraph 3 below, the payment of the sum of $450,000 represents royalty payments under the License Agreement. All payments to Key shall be made by wire transfer in accordance with the instructions attached as Exhibit A.

2. **Releases.** Effective upon the satisfaction of the Consent Judgment as set forth in Section 4 herein, Key and the Hercon Parties hereby release and hold harmless each other and their officers, employees, directors, shareholders, agents, representatives, affiliates, parent entities and subsidiaries, and the successors and assigns of any of them, from any and all claims that were or could have been asserted in the Action or in relation to the Consent Judgment, or any claims which were or could have been asserted by or against the parties prior to the execution of this Settlement Agreement. If, at any time, any of the monies paid to Key in consideration for Key's release are set aside as a preference under 11 U.S.C. §§ 547 and/or 544, or are otherwise ordered to be disgorged from Key in connection with legal proceedings that involve Hercon, Transderm, or Health-Chem, or any of their affiliates, Key's release provided herein

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shall be deemed null and void if Hercon, Transderm, or Health-Chem is unable to cure the setting aside of the monies paid. In the event that any monies paid to Key are set aside without satisfactory cure by Hercon, Transderm, or Health-Chem, avoided, or otherwise recovered in connection with a bankruptcy case involving Hercon, Key shall have an allowed claim in such bankruptcy case for the full amount of the Consent Judgment less amounts paid to and retained by Key.

3. **Amendment of License Agreement**. Effective upon Key's receipt of the First Payment and subject to Key's compliance with this Settlement Agreement, the Parties agree that the License Agreement, incorporated by reference herein, shall continue in effect until the Patent Expiration Date and shall be amended so that Hercon shall make royalty payments in accordance with paragraph 1(b) of this Settlement Agreement totaling $425,000 in equal installments of $60,714.29 commencing on July 21, 2008, and shall have no obligation to account to Key under Article 3 of the License Agreement. Hercon shall not assign, delegate, or otherwise transfer the License Agreement, or any rights or obligations arising thereunder, without the express written consent of Key and the Guarantors hereto. Any attempted assignment, delegation, or transfer in violation of this paragraph shall be null and void *ab initio* and of no force or effect.

4. **Consent Judgment**. The Consent Judgment shall remain in full force and effect until payment by Hercon of all amounts owed under paragraph 1 of this Settlement Agreement. Key shall defer enforcement of the Consent Judgment unless Hercon breaches any provision of this Settlement Agreement and fails to cure such breach within twenty five (25) days after written notice requesting cure of such breach. In the event of a breach that is not cured timely and enforcement of the Consent Judgment by Key, the Parties agree that any payments made by Hercon to Key pursuant to this Settlement Agreement shall be applied towards the satisfaction of the Consent Judgment. Time is of the essence.

5. **Compromise.** The Parties to this Settlement Agreement expressly agree and acknowledge that this Settlement Agreement is the result of a compromise, and deny any wrongdoing. Nothing in this Settlement Agreement shall be construed as an admission of liability or wrongdoing by or against the Parties.

6. **Recitals.** All of the Recitals above are incorporated into this Settlement Agreement as if fully stated herein.

7. **Indemnification by Hercon**. The Hercon Parties shall defend, indemnify and hold harmless Key from any and all claims, suits, actions or proceedings arising out of or relating to Hercon's performance under or conduct relating to the License Agreement or the manufacture, use, import, and/or sale of Hercon Product, as that term is defined in the License Agreement.

8. **Indemnification and Guaranty by Messrs. Levinson and Mayerfeld**. If within 90 days of the date upon which Key receives the First Payment, an action or other proceeding is commenced against Hercon or Key, in which, at any time thereafter, a party in that action or proceeding seeks to set aside or avoid, or to require Key to return or disgorge, the First Payment or any portion thereof, and Key is thereafter ordered, in a final, non-appealable order,

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to turn over or disgorge any such amount, Andrew Levinson and Manfred Mayerfeld (the "Limited Guarantors") shall be jointly and severally liable to Key for the amount returned or disgorged. In no event shall Key be entitled hereunder to recover from the Limited Guarantors, in the aggregate, an amount exceeding the lesser of the (i) amount ordered to be set aside, avoided, returned, or disgorged, or (ii) amount of the First Payment. Any obligations of the Limited Guarantors under this paragraph shall be deemed extinguished if, within 90 days of the date Key receives the First Payment, Key does not receive notice of an action, potential action, or other proceeding seeking to set aside or avoid, or to require Key to return or disgorge, the First Payment or any portion thereof and such action or proceeding is not commenced. In any such proceeding seeking to set aside or avoid, or to require Key to return or disgorge, the First Payment or any portion thereof, the Limited Guarantors and Hercon may assume the defense of Key with counsel reasonably acceptable to Key, which may also be counsel for Hercon in such matter.

9. **Entire Agreement**. This Settlement Agreement, including all exhibits and the License Agreement, as amended hereby, constitutes the entire understanding and agreement between the Parties. This Settlement Agreement shall not be changed or modified, except by a writing signed by the Parties.

10. **Notice**. Any notice required or given hereunder shall be in writing, and shall be either hand-delivered or sent via (i) United States mail, certified or registered mail, return receipt requested, postage prepaid, or (ii) overnight delivery, to the following address:

To the Hercon Parties:
Jacob S. Frenkel, Esq. and Jeremy W. Schulman, Esq.
Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
11921 Rockville Pike
Rockville, MD 20852-2743

To Key:
David S. Sager, Esq.
Day Pitney LLP
P.O. Box 1945
Morristown, NJ 07962

To Andrew Levinson as Guarantor as to Paragraph 8 only:
Andrew Levinson, Esq.
Law Office of Andrew Levinson
1350 Broadway, 11th Floor
New York, NY 10018

To Manfred Mayerfeld as Guarantor as to Paragraph 8 only:
Mr. Manfred Mayerfeld
116 College Road
Monsey, NY 10952

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or to such other person or address as a Party may designate for it by notice given to the other Parties from time to time in accordance with the provisions hereof.

11. **Confidentiality.** Each Party and its respective counsel agree that they will not disclose any of the terms of this Settlement Agreement or any amounts to be paid to Key pursuant to this Settlement Agreement. The Parties are not, however, precluded from disclosing the terms of this Settlement Agreement (i) to their accountants, tax preparers or paid financial advisors and/or (ii) to any governmental or judicial authority that might compel the disclosure of this Settlement Agreement and/or (iii) pursuant to the federal securities laws if so required upon advice of counsel. Notwithstanding the foregoing, if any of the Parties is served with a subpoena or other governmental or judicial process seeking to compel the disclosure of this Settlement Agreement, it shall be the responsibility of the Party that receives the subpoena or other governmental or judicial process to notify the other Party to this Settlement Agreement within 72 hours of receipt, thus affording the other Party to this Settlement Agreement an opportunity to move to quash the subpoena and/or oppose the entry of any order seeking to compel the disclosure of this Settlement Agreement. Additionally, in the event it becomes necessary to file this Settlement Agreement with a Court in any future enforcement action between the Parties, the Parties hereby agree to apply jointly for leave to file this Settlement Agreement under seal.

12. **Representation and Warranties.** Each Party hereby represents that it is the sole and lawful owner of all right, title and interest in and to any claim addressed in this Settlement Agreement and that it has the authority to enter into this Settlement Agreement. Each person who executes this Settlement Agreement by or on behalf of each respective Party warrants and represents that he or she has been duly authorized and empowered to execute and deliver this Settlement Agreement on behalf of such Party.

13. **Benefit.** This Settlement Agreement shall inure to the benefit of the Parties hereto, and their respective heirs, successors and assigns, provided, however, that the Parties hereto may not assign this Settlement Agreement or any of its rights and obligations hereunder without the prior written approval of each Party hereto.

14. **Law and Forum.** This Settlement Agreement shall be governed by and construed under the laws of the State of New Jersey, without regard to choice or conflicts of laws principles. The Parties hereby consent and waive all objections to the non-exclusive personal jurisdiction of, and venue in, the New Jersey state courts situated in Morris County, New Jersey and the United States District Court for the District of New Jersey, for the purposes of all cases and controversies involving this Settlement Agreement and its enforcement.

15. **Counterparts.** This Settlement Agreement may be executed in counterparts.

16. **Legal Counsel.** Each Party acknowledges that it has consulted with legal counsel of its own selection concerning the meaning and binding effect of entry into this Settlement Agreement. Each Party understands how this Settlement Agreement will affect its legal rights and voluntarily enters into this Settlement Agreement with such knowledge and understanding.

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IN WITNESS WHEREOF, having fully read and understood the terms of this Settlement Agreement, the Parties sign their names below with the intention that they shall by bound by it.

KEY PHARMACEUTICALS, INC.

______________________ Witness

By: ______________________

Title:

Date:

HERCON LABORATORIES CORP.

Stephanie Dennis
Witness

By: Ronald J. Burghauser

Title: CFO

Date: April 21, 2008

TRANSDERM LABORATORIES CORPORATION

Stephanie Dennis
Witness

By: Ronald J. Burghauser

Title: CFO

Date: April 21, 2008

HEALTH-CHEM CORPORATION

Stephanie Dennis
Witness

By: Ronald J. Burghauser

Title: CFO

Date: April 21, 2008

ANDREW LEVINSON (AS TO PARAGRAPH 8 ONLY)

______________________ Witness

By: ______________________

Date:

MANFRED MAYERFELD (AS TO PARAGRAPH 8 ONLY)

______________________ Witness

By: ______________________

Date:

IN WITNESS WHEREOF, having fully read and understood the terms of this Settlement Agreement, the Parties sign their names below with the intention that they shall by bound by it.

KEY PHARMACEUTICALS, INC.

_______________ Witness

By: _______________

Title:

Date:

HERCON LABORATORIES CORP.

_______________ Witness

By: _______________

Title:

Date:

TRANSDERM LABORATORIES CORPORATION

_______________ Witness

By: _______________

Title:

Date:

HEALTH-CHEM CORPORATION

_______________ Witness

By: _______________

Title:

Date:

ANDREW LEVINSON (AS TO PARAGRAPH 8 ONLY)

_______________ Witness

By: Andrew J. Levinson

Date: 4/18/98

MANFRED MAYERFELD (AS TO PARAGRAPH 8 ONLY)

_______________ Witness

By: _______________

IN WITNESS WHEREOF, having fully read and understood the terms of this Settlement Agreement, the Parties sign their names below with the intention that they shall by bound by it.

KEY PHARMACEUTICALS, INC.

______________________ Witness

By:______________________
Title:
Date:

HERCON LABORATORIES CORP.

______________________ Witness

By:______________________
Title:
Date:

TRANSDERM LABORATORIES CORPORATION

______________________ Witness

By:______________________
Title:
Date:

HEALTH-CHEM CORPORATION

______________________ Witness

By:______________________
Title:
Date:

ANDREW LEVINSON (AS TO PARAGRAPH 8 ONLY)

______________________ Witness

By:______________________
Date:

MANFRED MAYERFELD (AS TO PARAGRAPH 8 ONLY)

______________________ Witness

By: Manfred Mayerfeld

IN WITNESS WHEREOF, having fully read and understood the terms of this Settlement Agreement, the Parties sign their names below with the intention that they shall by bound by it.

KEY PHARMACEUTICALS, INC.

______________________ Witness

By: [signature]
Title: Staff Vice President - Compliance Schering-Plough Corporation
Date: 4/21/08

HERCON LABORATORIES CORP.

______________________ Witness

By:______________________
Title:
Date:

TRANSDERM LABORATORIES CORPORATION

______________________ Witness

By:______________________
Title:
Date:

HEALTH-CHEM CORPORATION

______________________ Witness

By:______________________
Title:
Date:

ANDREW LEVINSON (AS TO PARAGRAPH 8 ONLY)

______________________ Witness

By:______________________
Date:

MANFRED MAYERFELD (AS TO PARAGRAPH 8 ONLY)

______________________ Witness

By:______________________

EXHIBIT A

Incoming funds for Key Pharmaceuticals should be directed to:

JPMorgan Chase Bank
New York, NY
ABA: 021-000-021
SWIFT: CHASUS33
Account no. 910-1-092543
Account name: Schering Corporation